Exhibit 10.1

      ADDENDUM TO LOAN AGREEMENT BETWEEN GLOBAL EQUITY INTERNATIONAL INC.,
                  MMW CAPITAL LIMITED AND ELW CAPITAL LIMITED

THIS  ADDENDUM  TO  A  LOAN  AGREEMENT   executed  on  October  17,  2013  (this
"Agreement") is made on September 18, 2015.

                                     BETWEEN

1. MWW CAPITAL LIMITED ("MWW") a company incorporated in the British Virgin Islands under the Companies Act with registration number 1628139 and with its registered office at OMC Chambers, Wickham Cay 1, Road Town, Tortola BVI;

2. ELW CAPITAL LIMITED ("ELW") a company incorporated in the British Virgin Islands under the Companies Act with registration number 1628399 and with its registered office at OMC Chambers, Wickham Cay 1, Road Town, Tortola BVI (together the "FUNDERS");

3. GLOBAL EQUITY INTERNATIONAL INC. ("GEI") incorporated and registered in Nevada with its head office in Dubai with business number NU2010741228 whose head office is at X3 Jumeirah Bay Tower, Office 3305, JLT, Dubai UAE (the "BORROWER").

                                    WHEREAS:

a) GEI received a loan amounting to (Great Britain pounds)200,000 (equivalent to $319,598 at the date of receipt of the initial loan) on October 17, 2013.

b)   The term of the loan was 5% per month for 3 months.

c) At today's date GEI has not repaid the loan principal nor the accrued interest nor any of the stipulated penalties hence the loan is currently in default.

d) Since GEI is a fully reporting company to the SEC, any material cash commission or revenue (e.g., $50,000 or more) will have to be disclosed, by law, in a Current Report on SEC Form 8-K within four days after receiving any material cash commission or revenue .

                       NOW IT IS HEREBY AGREED AS FOLLOWS:

1. MWW Capital Limited and ELW Capital Limited have jointly agreed that GEI can repay a total of $500,000 (Five Hundred Thousand USD) as full and final payment of the October 17, 2013 loan principal, accrued interest and all other related penalties.

2. $319,598 of said $500,000 will be treated as the principal loan amount and $180,402 will be treated as the accrued interest and penalties from the date of this agreement onwards. The rest of the accrued interest and penalties will be written off by all parties involved in this transaction.
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3.   This repayment  amount of $500,000 will not accrue any further  interest or penalties.

4.   The term of the repayment of the $500,000 are as follows:

     a) An initial payment of $20,000 (Twenty Thousand USD) on or before October 15, 2015.

     b)   A payment of $50,000  (Fifty  Thousand USD) on or before  December 31,
          2015.

     c)   A payment of $50,000 (Fifty Thousand USD) on or before March 31, 2016.

     d)   A payment of $60,000 (Sixty Thousand USD) on or before June 30, 2016.

     e) A final balloon payment amounting to $320,000, which is equivalent to the initial loan principal (Three Hundred and Twenty Thousand USD) on or before September 30, 2016.

     The final balloon payment will be partially repaid sooner than September 30, 2016 in the event that GEI receives a cash commission or revenue from any one of the followings funding deals it believes will close in the near future: VT Hydrocarbons, International FIM SRL, Regiscard Group, Medinas Holdings BV.

5.   The payment shall to transferred to the following bank account:

     Beneficiary:      Eden Corporate Finance Limited

     IBAN:             ****************

     Sort Code:        ****************

     A/C number:       ****************

     BIC Code:         ****************

6. Any payments due to lawyers will be agreed in a separate agreement; hence, this addendum will not be subject to any other agreement with another third parties.

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7.   This  agreement  supersedes  the  October 17,  2013 loan  agreement  in its entirety.

8. This Agreement is governed and is to be construed in accordance with the law of England and Wales and the Parties hereby adhere to the exclusive jurisdiction of the courts of England and Wales in respect of any dispute arising from this Agreement.

                             (PURPOSELY LEFT BLANK)

     WHEREOF, GLOBAL EQUITY INTERNATIONAL INC., MWW CAPITAL LIMITED AND ELW CAPITAL LIMITED have executed and delivered this agreement as of the date first mentioned above.

Global Equity International Inc.                Global Equity International Inc.


/s/ Enzo Taddei                                 /s/ Peter James Smith
--------------------------------                --------------------------------
Enzo Taddei                                     Peter James Smith
Director CFO and Director                       Director CEO and Director

MWW Capital Limited                             ELW Capital Limited


/s/ Kevin O'Farrell                             /s/ Kevin O'Farrell
--------------------------------                --------------------------------
Kevin O'Farrell                                 Kevin O'Farrell
Rep. for MWW Capital Ltd.                       Rep. for ELW Capital Ltd.

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